Fees Summary	Oct. 04, 2024 USD ($)
Fees Summary [Line Items]
Total Offering	$ 96,053,943.02
Previously Paid Amount	0.00
Total Fee Amount	14,705.86
Total Offset Amount	0.00
Net Fee	$ 14,705.86
Final Prospectus	false